Other (Losses)/Gains - Net (Tables)	6 Months Ended
Jun. 30, 2022
Other Income (Losses) Net [Abstract]
Schedule of Other (Losses)/Gains - Net	Other (Losses)/Gains – Net

	Six Months Ended June 30,
	2021	2022
	RMB’000	RMB’000
Net foreign exchange (losses)/gains	(741)	7,762
Investment income from investments at fair value through profit and loss and wealth management products	138	526
Other (loss) / gain (i)	(7,037)	953
	(7,640)	9,241

(i)
The Group incurred a loss of RMB 7.0 million (USD 1.1 million) due to a phishing scam experienced in May 2021 which resulted in the Company remitting such amount to an account set up by the phishers rather than to one of the Company’s vendors. No loss of company data nor any loss or compromise of third-party information has been discovered. The Company filed an insurance claim and during the six months ended June 30, 2022, recovered RMB 1.0 million (USD 0.1 million) from its cyber insurance provider.